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SUPPLEMENT TO THE PROSPECTUS

OF

  WELLS FARGO ADVANTAGE ALLOCATION FUNDS

ForWells Fargo Advantage Diversified Income Builder Fund (the “Fund”)
Administrator Class

            Effective immediately, the following information replaces the tables in the sub-sections entitled “Fees and Expenses” and “Example of Expenses” as set forth in the section “Diversified Income Builder Summary,” on page 7 of the Fund’s prospectus:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fees	0.50%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.49%
Total Annual Fund Operating Expenses	0.99%
Fee Waivers	0.09%
Total Annual Fund Operating Expenses After Fee Waiver [2]	0.90%

1Expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.

2 Funds Management has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses After Fee Waiver shown. After this time, the Total Annual Fund Operating Expenses After Fee Waiver may be increased or the commitment to maintain the same may be terminated only with the approval of the Board of Trustees.

After:
1 Year	$92
3 Years	$287
5 Years	$519
10 Years	$1,187

July 25, 2011                                                                                                                                                        AFAM071/P503SP